BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC.
BlackRock Mid Cap Value Opportunities Fund
(the “Fund”)

Supplement dated May 26, 2011 to the
Prospectus and Statement of Additional Information of the Fund

The following changes are made to the Prospectus and Statement of Additional Information of the Fund:

Effective until June 1, 2011, the Fund has entered into a management agreement (the “Management Agreement”) with BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, under which BlackRock receives for its services to the Fund a fee of 0.65% of the Fund’s average daily net assets.

Shareholders should retain this Supplement for future reference.

Code # PR&SAI-19092-0511SUP